Exhibit 99.3

Appendix August 3, 2021 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2021 Theravance Biopharma. All rights reserved.

Decades - long track record of driving innovative products to market for diseases of high unmet need Investment highlights 2 Innovative, commercial - stage biopharma with strong development track record Diversified pipeline of organ - selective medicines for rare disease, respiratory, GI and ocular indications Wholly - owned and partnered pipeline of differentiated assets Three major clinical readouts expected by early - 2022 Organ - selective approach serves as an engine for new opportunities Applying organ - selective expertise to biologically compelling pathways aiming to better serve patients Multiple near - term catalysts provide opportunity for value Underlying stream of derisked, long - tailed cash flow Strong base of cash flow, anchored by Yupelri and our economic interest in TRELEGY Multiple commercial and near - commercial products create growing revenue profile Topline growth poised for potential acceleration

Key programs for large patient populations supported by proven development and commercial expertise

	Program	Indication	US Patients[1]	Stage	Collaborator
Organ-Selective	**Ampreloxetine (TD-9855)** NRI	Symptomatic nOH	~350k	Phase 3	Wholly-owned
Organ-Selective	**Izencitinib (TD-1473)** GI JAKi	UC	~900k	Phase 2b/3	Janssen Biotech, Inc.
Organ-Selective	**Izencitinib (TD-1473)** GI JAKi	CD	~800k	Phase 2	Janssen Biotech, Inc.
Organ-Selective	**TD-5202** Irreversible JAK3i	Celiac Disease, UC, CD	~5mm	Phase 1	Janssen Biotech, Inc.
Organ-Selective	**YUPELRI® (revefenacin)** LAMA	COPD	>8mm	Marketed	VIATRIS
Organ-Selective	**Nezulcitinib (TD-0903)** Inhaled JAKi	Acute and chronic lung inflammation	>32mm	Phase 2	Wholly-owned
Organ-Selective	**TD-8236** Inhaled JAKi	Asthma	~25mm	Phase 2	Wholly-owned
Organ-Selective	**Inhaled ALK5i**	Idiopathic pulmonary fibrosis	~140k	Phase 1	Wholly-owned

Stages: Research, Phase 1, Phase 2, Phase 3, Filed, Marketed

	Program	Indication	US Patients	Stage	Rights
Economic Interests	**TRELEGY[2]** FF/UMEC/VI	COPD	>8mm	Marketed	GSK & Innoviva, Inc.
Economic Interests	**TRELEGY[2]** FF/UMEC/VI	Asthma	~25mm	Marketed	GSK & Innoviva, Inc.
Economic Interests	**Skin-selective JAKi**	Dermatological diseases	>8mm	Research	Pfizer

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Medicines That Make a Difference

1. TBPH estimate derived from integrating multiple data sources 2. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information. ALK5i, transforming growth factor β receptor I kinase inhibitor; CD, Crohn's disease; COPD, chronic obstructive pulmonary disease; FF/UMEC/VI, fluticasone furoate/umeclidinium/ vilanterol; JAKi, Janus kinase inhibitor; LAMA, long-acting muscarinic receptor antagonist; nOH, neurogenic orthostatic hypotension; NRI, norepinephrine reuptake inhibitor; UC, ulcerative colitis.

3

Research and development portfolio of designed molecules: brain, lung, GI and eye 4 Molecular Design Biology Medicinal Chemistry DMPK Development and Commercial Symptomatic nOH (Neurogenic orthostatic hypotension) Asthma Lung Transplant Rejection IPF (idiopathic pulmonary fibrosis) COPD (chronic obstructive pulmonary disorder) — APPROVED COVID - 19 CD (Crohn’s disease) UC (ulcerative colitis) Celiac Disease DME (diabetic macular edema) DMPK, drug metabolism and pharmacokinetics; GI, gastrointestinal.

Early stage pipeline, value creation opportunities *Asthma that requires high - dosage ICS + LABAs to prevent the disease from being uncontrolled, or asthma that remains uncontrolle d despite treatment. 1. https://www.aafa.org/asthma - facts/ . 2. 1% prevalence in US, BeyondCeliac.org. 3. 2018 US population 327M Census.gov. 4. Raghu G, et al. Lancet Resp. 2014: 2(7) :56 6 - 572; 5. Raghu G, et al. Eur Respir J. 2016: 48(1):179 - 186. 6. © 2016 DR/Decision Resources, LLC. ALK5i, transforming growth factor β receptor I kinase inhibitor; IPF, idiopathic pulmonary fibrosis; JAKi , Janus kinase inhibitor.. 5 Program Patient Population Status Indication Uncontrolled Asthma TD - 8236 TD - 5202 Inhaled ALK5i Ocular JAKi Celiac Disease Ulcerative Colitis Crohn’s Disease ~25mm Moderate and Severe* US Asthmatics 1 Phase 2; evaluating back - up compounds ~5mm US Patients 2,3 Phase 1 Complete IPF ~140k US Prevalence; currently orphan disease 4,5 Phase 1 Diabetic Macular Edema ~2.7mm US Prevalence 6 Preclinical

Izencitinib (TD - 1473/JNJ - 8398) Oral gut - selective pan - JAK inhibitor to treat inflammatory bowel diseases

IBD represents an area of high unmet need Favorable Phase 1b data led to late - stage IBD studies Izencitinib: a novel approach to JAK inhibition for IBD 7 Izencitinib Preclinical and clinical data package represents a potential breakthrough approach for the treatment of IBD Oral, gut - selective agent Potent inhibition of Tyk2 Anti - inflammatory activity in disease model Low systemic exposure with high colonic concentrations Favorable Phase 1b data Phase 1b data 6 ‣ Demonstrated gut selectivity – High colonic concentration with low systemic drug exposures, consistent with pre - clinical data – For the goal of maximized therapeutic index ‣ Demonstrated numerically higher rates of clinical outcomes with reductions in biomarkers after only 4 weeks of treatment – Numerical improvements in rectal bleeding and mucosal healing IBD MARKET DYNAMICS 6.8mm global cases in 2017 1 1.6mm current US patients 2 ~780k current US Crohn’s patients 3 ~907k US Ulcerative Colitis patients 4 $16bn global IBD treatment market in 2018 5 $31bn US disease burden 2 Biologics have become mainstay of treatment in moderate - to - severe patients 1. GBD 2017 Inflammatory Bowel Disease Collaborators. Lancet 2020;5:17 - 30. 2. https://www.crohnscolitisfoundation.org/sites/default/files/2019 - 02/Updated%20IBD%20Factbook.pdf . 3. https://www.healthline.com/health/crohns - disease/facts - statistics - infographic 4. https://med.stanford.edu/news/all - news/2020/02/stanford - scientists - link - ulcerative - colitis - to - missing - gut - micro.html 5. https://www.transparencymarketresearch.com/inflammatory - bowel - disease.html 6. Sandborn et al. J Crohns Colitis;2020: 14:1202 - 13. IBD, inflammatory bowel disease; JAK, Janus kinase; Tyk, tyrosine kinase.

JAK-STAT pathway: orchestrating signaling of multiple pro-inflammatory cytokines



α
β
γ
JAK
JAK
JAK inhibitor
STAT
P
P
STAT
STAT
P
P
STAT
STAT
NUCLEUS
STAT-induced Inflammation
γc cytokines (IL-2, IL-4, IL-7, IL-9, IL-15, IL-21)
JAK1
JAK3
Type 1 IFNs, IL-10 family
JAK1
Tyk2
IL-6, IL-11, IL-13, IL-27, IL-31, IL-35
Tyk2
JAK1
JAK2
IFNγ
JAK1
JAK2
IL-12, IL-23
JAK2
Tyk2
EPO, TPO GM-CSF, IL-3, IL-5
JAK2
JAK2

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Medicines That Make a Difference

Clark JD, et al. J Med Chem 2014; 57:5023-5038.

EPO, erythropoietin; GM-CSF, granulocyte-macrophage colony-stimulating factor; IFN, interferon; IL, interleukin; JAK, Janus kinase; STAT, signal transducer and activator of transcription; TPO, thrombopoietin; Tyk, tyrosine kinase.

8

0 5 10 15 120 140 S y s t e m i c S a f e t y M a r g i n ( P l a s m a A U C ) Non-rodentRodent High margins of systemic safety in nonclinical studies Gut selectivity confers low systemic exposure and offers the potential for reduced adverse effects Low systemic plasma concentrations in UC patients Izencitinib’s oral, gut - selective, pan - JAK approach is designed to reduce systemic side effects *Simulated tofacitinib concentrations extracted from Dowty ME, et al. J Pharmacol Exp Ther 2014;348:165 - 73. Margins of safety reflect the ratio of nonclinical to clinical plasma exposures at the highest studied clinical dose (izencit ini b) or approved dose (tofacitinib). Rodent species was rat for izencitinib and tofacitinib; non - rodent species was dog for izencitinib and monkey for tofacitinib. AUC, area under curve; BID, twice daily; hr , hour; JAK, Janus kinase; UC, ulcerative colitis. 9 Tofacitinib 10 mg BID (simulated)* Izencitinib 20 mg Izencitinib 80 mg Izencitinib 270 mg 0 1 2 3 4 0 100 200 300 Plasma Concentration (nM) Time (hr) Oral bioavailability Tofacitinib: 74% Izencitinib: 2% Izencitinib Tofacitinib Izencitinib: 12 – 136 - fold over dose range 20 – 200 mg Tofacitinib: <1X Safety margin range

Izencitinib’s oral, gut - selective, pan - JAK approach is designed to maximize efficacy in IBD GI, gastrointestinal; IBD, inflammatory bowel disease; JAK, Janus kinase; UC, ulcerative colitis. 10 Vehicle treated control Izencitinib treatment CD3+ pan - T cells Blocks inflammation and penetrates deep within mouse colon The gut - selective approach is intended to maximize concentration where it matters, at the site of action in the GI tract Demonstrates improvement in UC patients in Phase 1b 0 44 20 30 30 70 18 73 0 20 40 60 80 100 Endoscopy Rectal Bleeding % of Patients Placebo (n=9) 20 mg (n=10) 80 mg (n=10) 270 mg (n=11) Izencitinib

Pre-clinical and Phase 1b results led to late stage IBD studies with izencitinib

Favorable data from this innovative exploratory Phase 1b study[1]

- Confirmed gut selectivity
  - High colonic concentration with low systemic drug exposures, consistent with pre-clinical data
  - For the goal of maximized therapeutic index
- Demonstrated numerically higher rates of clinical outcomes with reductions in biomarkers after only 4 weeks of treatment
  - Numerical improvements in rectal bleeding and mucosal healing
- Led to decision to proceed with development of izencitinib

Global collaboration with **Janssen Biotech, Inc.** leverages joint development expertise with the potential for up to a total of $1B in milestone payments to **TBPH** plus profit-share in US (33% TBPH, 67% Janssen) and double-digit royalties to TBPH ex-US[2]

Ulcerative colitis (0157)

RHEA PROGRAM

Phase 2b/3: 8 weeks (N=240)
Dose-finding induction

Phase 3: 8 weeks (N=640)
Dose-confirming induction

Responders → **Maintenance phase[3]: 44 weeks**

↓

Long-Term Safety Study[4]: 3 years (0164)

Ongoing; Phase 2b data expected Q3 2021

Crohn's disease (0173)

DIONE STUDY

Phase 2: 12 weeks (N=160)
Dose-finding induction

→ **Active treatment extension: 48 weeks**

Ongoing; data expected late Q4 2021 / early Q1 2022

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Medicines That Make a Difference

1. Sandborn et al. J Crohns Colitis;2020:14:1202-13.
2. Deal value up to $1B in payments to TBPH, including $100M upfront previously received; subject to Janssen opt-in.
3. Maintenance study will have induction responder patients re-randomized to active doses compared to placebo at 44 weeks.
4. Patients may enter the Long-Term safety study by completing or terminating Maintenance study due to loss of response.

11

Izencitinib: Phase 2 study in Crohn's disease

DIONE STUDY Study 0173

Key inclusion criteria: Age ≥18 y with moderately-to-severely active CD (CDAI 220–450) with corticosteroid dependence or failure of conventional or biologic therapy

Geographies: South Africa, Asia, Australia, Europe, Middle East, New Zealand, UK, USA


N=160
Randomization
Izencitinib*
Placebo
Izencitinib
Late Q4'21
Early Q1'22
Topline results
Ph 2 dose-finding induction: once-daily oral dose for 12 weeks
Active treatment extension: once-daily oral dose for 48 weeks

Endpoints

- **Primary:** Improvement in CDAI score at week 12 in patients with moderately to severely active CD
- **Exploratory:**
  - Clinical response measured by CDAI at 12 weeks
  - CDAI clinical remission at 12 weeks
  - SES-CD change from baseline to Week 12
  - Endoscopic response [Time Frame: 12 weeks]
  - SFAP clinical remission [Time Frame: 12 weeks]

Program Status

- Ongoing

*2 izencitinib doses.
NCT03635112
CD, Crohn's disease; CDAI, Crohn's Disease Activity Index; SES-CD, Simple Endoscopic Score for Crohn's Disease; SFAP, Stool Frequency and Abdominal Pain.

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12

Izencitinib: Phase 3 studies in ulcerative colitis

RHEA PROGRAM Study 0157

Key inclusion criteria: Age ≥18 y with moderately-to-severely active UC with corticosteroid dependence or failure of conventional or biologic therapy

Geographies: South Africa, Asia, Australia, Europe, Middle East, North America, Japan

Ph 3 Induction Study starts after dose selection from Ph 2b Induction

Randomization

N=640

Izencitinib

Placebo

Ph 3 dose-confirming induction: once-daily oral dose for 8 weeks

Responders from Ph 2b and Ph 3 Induction

Izencitinib

Placebo

Ph 3 maintenance: once-daily oral dose for 44 weeks

Endpoints

- **Primary:**
  - Induction & Maintenance: clinical remission by aMS components at Week 8 and Week 44
- **Secondary:**
  - Induction & Maintenance: endoscopic healing, symptomatic remission, clinical response by aMS, mucosal healing, maintenance of clinical response, corticosteroid-free remission, maintenance of clinical remission

Program Status

- Phase 3 Induction study to begin post Phase 2b completion
- Phase 3 Maintenance study ongoing

NCT03758443
aMS, adapted Mayo Score; UC, ulcerative colitis.

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Medicines That Make a Difference
13

Izencitinib: Phase 3 study in ulcerative colitis Assessments ‣ Safety and tolerability of izencitinib administered for up to 3 years in patients with moderate - to - severe UC after participation in the Protocol 0157 Maintenance Study NCT03758443 UC, ulcerative colitis. 14 Key inclusion criteria: Eligible patients from Ph 3 Maintenance Study of Protocol 0157 Geographies: South Africa, Asia, Australia, Europe, Middle East, North America, Japan Long - term treatment 156 weeks (3 years) Izencitinib Study 0164

Month 6 0 5 10 15 20 F i r s t B P A R R a t e ( % ) Pan - JAK inhibitors can prevent transplant rejections ‣ JAK inhibition was superior to cyclosporine in prevention of acute and chronic rejections ‣ Serious infections increased with systemic JAK inhibitors including CMV 1. Vincenti F, et al. Am J Transplant 2015;15:1644 - 53. *p<0.001 vs CsA . BPAR, biopsy - proven acute rejection; CMV, cytomegalovirus; IF/TA, interstitial fibrosis/tabular atrophy; JAK, Janus kinase; SE, standard error. 15 Chronic Rejection Tofacitinib is superior to CsA in efficacy measures Acute Rejection Increased infection risk with tofacitinib over CsA CsA Tofacitinib 50 40 30 20 10 0 Month 12 * IF/TA (%) 24 5 53 25 0 20 40 60 Tofacitinib CsA CMV disease Serious infection 12 - month Kaplan - Meier estimates, % (SE) Noninferiority trial of tofacitinib vs cyclosporine (CsA) in kidney transplant recipients 1

Ampreloxetine (TD - 9855) Once - daily norepinephrine reuptake inhibitor to treat symptomatic neurogenic orthostatic hypotension

Ampreloxetine: new approach in nOH

MARKET DYNAMICS

~350K US patients[1]:
70–80% of MSA patients[2]
30–50% of PD patients[3] have nOH[4]

Specialist network in place: concentrated group of neurologists/ cardiologists treat patients; 'at risk' patients already identified and managed by specialty institutions

Physicians report **urgency to treat** due to high impact on patients' QoL, high risk of injury from falls and caregiver burden

Established nOH Tx paradigm: nOH included in medical treatment guidelines for PD/MSA patients; once diagnosed with nOH, patients prescribed drug

nOH profoundly impacts QoL

Study 0169 primary endpoint:
Change from baseline in OHSA Question 1

OHSA measures core nOH symptom:
Dizziness / lightheadedness due to brain hypoperfusion

Clinically significant endpoint: 1-point OHSA improvement

SYMPTOMS

- Dizziness or lightheadedness
- Fatigue
- Difficulty walking
- Weakness
- Impaired cognition
- Pain (back of head/neck/shoulders)
- Blurred vision
- Tremulousness
- Vertigo

IMPACT

Depression
Social isolation
Poor QoL
Falls (fractures/head trauma)
Morbidity

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1. https://www.parkinson.org/Understanding-Parkinsons/Statistics; https://www.ninds.nih.gov/Disorders/Patient-Caregiver-Education/Fact-Sheets/Multiple-System-Atrophy.
2. Claassen DO, et al. BMC Neurol 2018;18:125 https://doi.org/10.1186/s12883-018-1129-x. 3. Low PA. AMJC 2015;21:13,October 30 https://www.ajmc.com/view/ace0034_oct15_noh_low. 4. Not all patients are treated with prescription medication.
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; PD, Parkinson's disease; QoL, quality of Life; Tx, treatment.

17

Ampreloxetine: a once-daily, potent and selective norepinephrine reuptake inhibitor with a differentiated MOA for treating nOH

Ampreloxetine is designed to target and correct the norepinephrine imbalance…

NE Release at Neurovascular Junction



AXON TERMINAL
Ampreloxetine
NE
NET
DENDRITE
Plasma NE
Pre-dose
Post-dose
~2-fold increase
Vasoconstriction
↑ Blood pressure

…with potential for market differentiation…

Current nOH treatment options:

- No durable effect
- Multiple daily dosing
- Black box warning for SH

…and demonstrated a clinically meaningful and durable impact[1]



Efficacy
Durability
Withdrawal
Normal
Reduction in syncope
Change in OHSA #1
0
-1
-4
-7
Improvement
Worsens back to baseline
4
20
24
Study Week

Our goal: ampreloxetine to be the first treatment to demonstrate a sustained impact for patients managing the chronic and debilitating symptoms of nOH

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1. Kaufmann H, et al. Mov Disord. 2019;34(suppl 2). Poster presented at the 2019 International Congress of Parkinson's and Movement Disorder Society.

Note: a 1-point change in the OHSA#1 score is considered clinically meaningful.

MOA, mechanism of action; NE, norepinephrine; NET, norepinephrine transporters; nOH neurogenic orthostatic hypotension; OHSA #1, orthostatic hypotension symptom assessment question #1; SH, supine hypertension.

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Ampreloxetine: potential to provide meaningful and durable symptom improvement to underserved patients All subjects who complete Study 169 may enroll into 170; all subjects who complete 170 may enroll into extension study/171. Baseline OHSA #1 (Orthostatic Hypotension Symptom Assessment Question 1) >4 points. Negative change indicates improvement in sym ptoms; improvement of 1 point is defined as the MCID (minimal clinically important difference). Discontinuation rates for the Phase 3 trials as of Jan. 2020: 0169 – 5.3 percent; 0170 – 33.3 percent 19 Phase 3 registrational program ongoing; 4 - week efficacy data expected Q3 2021 Study 169: 4 weeks (N=188) Randomized, double - blind, placebo - controlled, parallel group Study 170: 22 weeks (N=254) Randomized 6 - week withdrawal phase Phase 3 Registrational Program Extension study: 3 years Completers

Ampreloxetine: Phase 3 registrational program
Placebo-controlled, randomized withdrawal study

REDWOOD
An ampreloxetine study for snOH

Study 0170

Key inclusion criteria: Age >30 y with symptomatic nOH with OHSA #1 score ≥4

Geographies: Argentina, Australia, Canada, Europe, New Zealand, Russia, UK, US

Ampreloxetine

N=258

Open-label once-daily 10 mg oral dose: 16 weeks

Randomization

Ampreloxetine

Placebo

Once-daily 10 mg oral dose: 6 week withdrawal phase

Q3'22 Top-line results

Objectives

- **Primary:** 1-pt worsening from baseline in both OHSA #1 score* and PGI-S during withdrawal phase
- **Secondary:** Changes from baseline at Week 6 post-randomization
  - OHSA #1
  - OHSA composite score
  - OHDAS composite score
  - PGI-S
  - % Time spent standing
  - Average no. of steps taken

Program Status

- Phase 3 registrational program ongoing
- All participants who complete Study 0170 are eligible for Extension Study 0171

*Negative change indicates improvement in symptoms; improvement of 1 point is defined as the MCID (minimal clinically important difference).
Discontinuation rates for the Phase 3 trials as of Jan. 2020: 0170 – 33.3%.
NCT03829657
nOH, neurogenic orthostatic hypotension; OHDAS, orthostatic hypotension daily activities scale; OHSA, orthostatic hypotension symptom assessment; PGI-S, patient global impression of disease severity.

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Medicines That Make a Difference
20

Ampreloxetine: Phase 3 program 6 - month safety study + 3 - year optional extension Assessments ‣ Through Week 26: – Physical and neurological exams – Vital signs – ECGs – Clinical laboratory tests – Concomitant medications *Through week 26; for FDA filing NCT04095793 AE, adverse event; C - SSRS, Columbia Suicide Severity Rating Scale; ECG, electrocardiogram. 21 Program Status ‣ Includes patients who completed Study 0170 – AEs – Treatment compliance – Incidence of falls – Changes from baseline in C - SSRS Key inclusion criteria: patients who completed Study 0170 and, in investigator’s opinion, would benefit from long - term treatment with ampreloxetine Geographies: Argentina, Australia, Canada, Europe, New Zealand, Russia, UK, US Study 0171 Ampreloxetine Once - daily oral dose: 182 weeks Q3’22 Top - line results*

Decentralized trials move activities from the clinic to home ‣ Site - centric operating model ‣ Burden on site resources ‣ Patient burden Source: Theravance Biopharma Clinical Operations. 22 Global clinical trials are being decentralized along a continuum Traditional Trial Operations Decentralized Trial ‣ Patient - centric model ‣ Leverage technology for remote visits, monitoring and data collection ‣ Established home health and distribution channels

nOH is included in medical treatment guidelines for PD and MSA patients; once diagnosed, patients get on drug treatment quickly A concentrated group of neurologists and cardiologists treat patients with nOH; ‘at risk’ patients already identified and managed by specialty institutions TBPH’s infrastructure capable of commercializing ampreloxetine in the US with limited and targeted additions to current resources Physicians report high urgency to treat snOH due to the high impact on patients’ QoL, high risk of injury from falls and caregiver burden Meaningful value proposition will drive patient access; Ampreloxetine has the potential to improve the durability of treatment effect and thereby reduce costly events associated with nOH Strong message from PD and MSA advocacy groups that patients need new therapies to better manage nOH Ampreloxetine: has the potential to transform Theravance Biopharma into an independent commercial biopharma MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension; PD, Parkinson’s disease; QoL, quality of life; snOH, symptomatic neurogenic orthostatic hy potension. 23 Established disease, targeted market Established nOH treatment paradigm Specialist networks in place Manageable opportunity A strong value proposition An urgency to treat Understanding of current access barriers Established patient advocacy

Nezulcitinib (TD - 0903) Program Nebulized lung - selective pan - JAK inhibitor to treat: ► Acute hyperinflammation of the lung in COVID - 19 ► Chronic inflammation for the treatment and prevention of lung transplant rejection

Nezulcitinib (TD-0903): breaking new ground with inhaled JAKi

Focused execution in acute lung injury (ALI) driven by patient need

COVID-19 MARKET DYNAMICS

- >149M COVID-19 patients globally[1]; >32M patients in US[2]
- 56% of US population ≥1 vaccine dose; 40% fully vaccinated[3]
- Virus still surging in communities / parts of the world[1]
- 5 variants of concern in US[4]
- Declining but substantial proportion of population refusing vaccination[5]
- Disproportionate burden on people of color[6]

Treatments needed for hospitalized COVID-19 patients with acute lung injury

TD-0903 Dose finding placebo controlled data[7]

- Generally well-tolerated
- Low systemic exposure
- Positive trend in clinical status, reduced hospital stay
- No deaths in 3, 10 mg cohorts
- Improved oxygenation from baseline to Day 7
- Improved inflammatory biomarkers

Only therapeutic in development with nebulized lung-targeted approach

BUILDING A PIPELINE IN A PRODUCT

Potential areas for exploration:

- ALI in COVID-19 in hospitalized patients
- Preventing progression of lung hyperinflammation that leads to hospitalization
- Accelerated recovery of long-haul COVID-19 patients
- Future applications for coronavirus and influenza inflammation
- Prevention of lung transplant rejection

Theravance Biopharma
Medicines That Make a Difference

1. https://www.kff.org/coronavirus-covid-19/fact-sheet/coronavirus-tracker/ as of 4.29.21
2. https://coronavirus.jhu.edu/map.html as of 4.25.21
3. https://covid.cdc.gov/covid-data-tracker/#vaccinations as of 5.3.21
4. https://www.cdc.gov/coronavirus/2019-ncov/transmission/variant.html as of 4.2.21
5. https://www.aamc.org/news-insights/herd-immunity-closer-we-think as of 4.25.21
6. https://www.kff.org/coronavirus-covid-19/issue-brief/latest-data-on-covid-19-vaccinations-race-ethnicity/ as of 4.25.21
7. https://www.medrxiv.org/content/10.1101/2021.03.09.21252944v1, n=25

25

Nezulcitinib: Randomized, double-blind, placebo-controlled Ph 2 study in hospitalized patients with COVID-19 requiring oxygen support

Part 2 Study 0188

Key inclusion criteria: Hospitalized patients aged 18–80 y requiring supplemental oxygen to maintain >90% saturation (not requiring IMV) with positive SARS-CoV-2 test <72 h prior to randomization and symptom onset >2–10 d prior to hospitalization

Geographies: South Africa, Europe, UK, USA

Randomization

Nezulcitinib 3 mg* + SOC (n=99)

Placebo + SOC (n=99)

Double-blind once-daily nebulized treatment: 7 days
Total observation: 28 days

Q2'21
Top-line results

Objectives

- **Primary:** Number of respiratory-free days from randomization through Day 28
- **Secondary:** Tolerability, PK
- **Exploratory**: Clinical status, duration of hospitalization, repeat-dose safety

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Medicines That Make a Difference

*Loading dose (double the standard dose) administered on Day 1.
NCT04402866
IMV, invasive mechanical ventilation; PK, pharmacokinetics; SARS-CoV-2, Severe acute respiratory syndrome coronavirus 2; SOC, standard of care, includes remdesivir, dexamethasone, anticoagulation.

26

Potential for nezulcitinib to improve lung immune system balance across disease progression

	Asymptomatic or pre-symptomatic	Mild illness	Moderate illness	Severe illness	Critical illness	COVID recovery
Features	Positive SARS-CoV-2 test; no symptoms	Mild symptoms (e.g., fever, cough, or change in taste or smell); no dyspnea	Clinical or radiographic evidence of LRT disease; oxygen saturation ≥94%	Oxygen saturation <94%; respiratory rate ≥30 breaths/min; lung infiltrates >50%	Respiratory failure, shock, and multiorgan dysfunction or failure	
Testing	Screening test; if patient has known exposure, diagnostic test	Diagnostic test	Diagnostic test	Diagnostic test	Diagnostic test	
Isolation	Yes	Yes	Yes	Yes	Yes	
Proposed disease pathogenesis	Viral replication			Inflammation		
Potential treatment	Antiviral therapy	Antibody therapy		Systemic anti-inflammatory		
		Prevent progression		Nezulcitinib ongoing program		Aid lung recovery

Theravance Biopharma
Medicines That Make a Difference
LRT, lower respiratory tract; SARS-CoV-2, Severe acute respiratory syndrome coronavirus 2.
27

Nezulcitinib showed a trend of improvement in 28 - day all - cause mortality rate and time to mortality (ITT) 1. Hazard ratio (nezulcitinib vs placebo) and 95% CI calculated from Cox proportional hazards model adjusting for baseline ag e s trata (≤60 vs >60 years). 2. Unstratified log - rank p - value comparing distribution of nezulcitinib vs placebo. CI, confidence interval; HR, hazard ratio; ITT, intent - to - treat. 28 Nezulcitinib Placebo Deaths, n (%) 6 (5.7) 13 (12.5) HR (95% CI) 1 0.42 (0.16, 1.12) p - value 2 0.08 Cumulative Proportion Died Placebo (n=104) Nezulcitinib (n=106) Time from Randomization (days) 0 7 14 21 28 0.1 0.0 0.2 0.3

Executive summary of safety results Safety data based on 205 treated patients. 29 Nezulcitinib n=103 Placebo n=102 Adverse events 34.0% 41.2% Serious adverse events 9.7% 15.7% Liver abnormalities or disease 9.7% 7.8% Serious infections 1.0% 2.0% Venous thromboembolism 0 4.9% ‣ Nezulcitinib was well tolerated when administered once - daily for up to seven days

Nezulcitinib Phase 2 COVID - 19 trial summary ‣ Efficacy outcomes, n=210 (ITT) – Primary: No statistically significant difference between nezulcitinib and placebo for RFDs from randomization through Day 28 – Secondary: No difference in change from baseline at Day 7 in SaO 2 /FiO 2 ratio, proportion of patients in each category of the 8 - point Clinical Status scale, and proportion of patients alive and respiratory failure - free at Day 28 – A favorable trend in improvement for nezulcitinib when compared to placebo for 28 - day all - cause mortality and time to recovery ‣ Post - hoc analyses for baseline CRP, n=201 – CRP <150 mg/L (n=171): Nezulcitinib showed improvement in time to recovery and 28 - day all - cause mortality – CRP ≥150 mg/L (n=30): No differences between groups ‣ Nezulcitinib was well - tolerated when administered once - daily for up to seven days ‣ Plasma exposure was low, consistent with expectations for a lung - selective medicine CRP, C - Reactive protein; ITT, intent - to - treat; RFDs, Respiratory Failure - Free Days; SaO 2 /FiO 2 , percent oxygen saturation in arterial blood/fractional percentage of inspired oxygen. 30

TD - 8236 Potential first inhaled JAKi for asthma

High medical and economic burden in uncontrolled asthma

PATIENT POPULATION

339M
cases worldwide[1]

25M
US cases
8% of adults
8% of children[2]


Moderate
16
14
Severe*
25
61

Healthcare utilization[3]

~$58B US medical costs[4]

~$15B US asthma market (October 2020)[5]

CURRENT TREATMENT LANDSCAPE

ICS + LABA (often fail to control disease)

Approved biologics (affect subsets of patients)

- XOLAIR (omalizumab)
- NUCALA (mepolizumab)
- CINQAIR (reslizumab)
- FASENRA (benralizumab)
- DUPIXENT (dupilumab)

Step-up for severe asthma: LTRAs, tiotropium, OCS, biologics

JAK/STAT cytokines implicated in moderate-to-severe asthma

T2-high	T2-low
IL-4	**IL-23**/IL-12
IL-13	**IL-6**
IL-5	IL-27
TSLP	IFN-γ

Bold: biologics in development or approved.

STRATEGIC OPPORTUNITY

TD-8236

Potential to transform the treatment of respiratory inflammation by treating moderate-to-severe asthma regardless of T2 phenotype, including patients who remain symptomatic despite compliance on high-dose ICS

Theravance Biopharma
Medicines That Make a Difference

*Asthma that requires high-dosage ICS + LABAs to prevent the disease from being uncontrolled) or asthma that remains uncontrolled despite treatment.
1. World Health Organization; 2. https://www.aafa.org/asthma-facts/; 3. Sadatsafavi, M., et al. Can Respir J 2010;17:74-80. 4. Nurmagambetov T, et al. Ann Am Thorac Soc 2018;15:348-56; 5. TBPH estimate based on multiple data sources. ICS, inhaled corticosteroids; IFN, interferon; IL, interleukin; JAK, Janus kinase; LABA, long-acting β2 agonists; LTRA, leukotriene receptor antagonist; OCS, oral corticosteroid; STAT, signal transducer and activator of transcription; T2, type 2; TSLP, thymic stromal lymphopoietin.

32

TD - 8236: Phase 1 clinical trial design CXCL, chemokine (C - X - C motif) ligand; FeNO, fractional exhaled nitric oxide; ICS, inhaled corticosteroids; IFN, interferon; IgE, immunoglobulin E; IL, interleukin; ILC2, type 2 innate lymphoid cells; MAD, multiple - ascending dose; MoA, Mechanism of Action; PK, pharmacokinetic; PD, pharmacodynamic; pSTAT, phosphorylated signal transducer a nd activator of transcription; SAD, single - ascending dose; T2, type 2; Th2, T helper type 2; TSLP, thymic stromal lymphopoietin. 33 Parts A & B completed September 2019; Part C enrollment completed — data reported in Q4 2020 Part B: MAD (Mild asthmatics) Part A: SAD (Healthy volunteers) Safety, PK Safety, PK, PD (FeNO) All cohorts: N=6 active/2 Placebo 4500 µg 500 µg 1500 µg 150 µg 50 µg 4000 µg 1 2 3 4 5 6 7 D 150 µg 500 µg 1500 µg 1 2 3 4 5 6 7 D 1 2 3 4 5 6 7 D 1 2 3 4 5 6 7 D Part C: MoA Biomarkers (Moderate - to - severe asthmatics + ICS) N=16 active/8 placebo 1 2 3 4 5 6 7 D 1500 µg ‣ Goal: build confidence in compound, MoA and dose in early - development ‣ Endpoints: FeNO; pSTAT1 and pSTAT6 in bronchoalveolar lavage fluid; cytokines; epithelial gene expression T2 - dominant, n=8 Non - T2 - dominant, n=8 x x

TD-8236: Positive Phase 1 trial in healthy subjects and patients with mild and moderate-to-severe asthma

Phase 1 Profile	Healthy Volunteer Single Dose (Part A)	Mild Asthma Multiple Dose (Part B)	Moderate-to-Severe Asthma [+ ICS] Multiple Dose (Part C)
Generally well tolerated	✓	✓	✓
Minimal systemic exposure	✓	✓	✓
PK and PD profile consistent with once-daily dosing	✓	✓	✓
Biologic activity in lungs of patients with asthma		✓ ↓ FeNO	✓ ↓ FeNO, pSTAT1, pSTAT6

- Biomarkers of JAK target engagement (pSTAT1 and pSTAT6) significantly reduced in lungs of T2 high and T2 low moderate/severe asthmatics on top of ICS
- Ongoing analysis of effect of TD-8236 on additional biomarkers including cytokines and gene expression

Theravance Biopharma
Medicines That Make a Difference

FeNO, fractional exhaled nitric oxide; ICS, inhaled corticosteroids; JAK, Janus kinase; PD, pharmacodynamic; PK, pharmacokinetic; pSTAT, phosphorylated signal transducer and activator of transcription; T2, type 2.

34

-50 -40 -30 -20 -10 0 10 20 30 40 -0.4 -0.2 0.0 0.2 0.4 Favors Placebo Favors TD - 8236 Favors TD - 8236 Favors Placebo No impact of TD - 8236 on the Late Asthmatic Response (LAR) ‣ TD - 8236 was generally well tolerated as a single - daily dose administered for 14 consecutive days 35 Primary Endpoint: Weighted Mean Area Under the Curve, 3 – 8 h. CI, confidence interval; FeNO, fractional exhaled nitric oxide; LS, least - squares. % Change in FeNO Late Asthmatic Response Difference from Placebo, Liters (LS Means ± 95% CI) Difference from Placebo, % (LS Means ± 95% CI) 1500 µg 150 µg Day 14 Day 14 Day 7 - 0.01 n=22 - 0.04 n=20 4.28 n=22 - 20.16 n=24 - 3.72 n=22 - 26.87 n=23 Significant reductions in inflammation marker (FeNO) and favorable safety and tolerability

-50 -40 -30 -20 -10 0 10 20 30 40 TD - 8236 FeNO reductions consistent across Phase 1 and 2 ‣ FeNO reductions observed in moderate - to - severe asthmatics taking inhaled corticosteroids CI, confidence interval; FeNO, fractional exhaled nitric oxide; ICS, inhaled corticosteroids; LAC, lung allergen challenge; LS, least - squares. 36 Phase 1 (Part B) Mild Asthmatics Phase 2 (LAC) Mild Asthmatics Phase 1 (Part C) Moderate – Severe Asthmatics + ICS Difference from Placebo (%) (LS Means ± 95% CI) 1500 µg 150 µg Day 7 Day 7 Day 14 Day 7 - 7.65 n=6 - 24.90 n=6 4.28 n=22 - 20.16 n=24 - 3.72 n=22 - 26.87 n=23 - 22.80 n=8 Favors Placebo Favors TD - 8236

TD - 5202 Organ - gut selective irreversible JAK3 inhibitor to treat inflammatory intestinal diseases

Celiac disease has no current treatments and serious health consequences 38 1. http://www.drschaer - institute.com/us/celiac - disease/epidemiology - 1033.html ; 2. 1% prevalence in US, BeyondCeliac.org; 3. 2018 US population 327M Census.gov. 4. Reunala T, et al. Nutrients 2018;10;pii: E602; 5. Guandalini et al. Digestive Diseases Sciences 2016;61:2823 - 30; 6. Theravan ce Market Research. JAK, Janus kinase. S TRATEGIC O PPORTUNITY P ATIENT P OPULATION US patients 2,3 3.3M No approved treatment Only available intervention is strict life - long gluten - free diet 30% of diagnosed patients are poorly controlled despite best dietary efforts 6 TD - 5202 Organ - gut selective irreversible JAK3 inhibitor: potential to deliver significant value for both patients and payers increase in US over past 50 y 4 4 – 4.5x Global prevalence 1 1% higher healthcare costs than controls 5 >2x C URRENT T REATMENT L ANDSCAPE Celiac Normal

JAK3-dependent cytokines play central role in pathogenesis of celiac disease



CD Pathogenesis
Gluten peptides
INTESTINAL LUMEN
IE-CTL
IEL
INTESTINAL EPITHELIUM
LAMINA PROPIA
IL-15
IFNγ
IL-2
IL-21
GLUTEN-SPECIFIC TH1 CELLS
IL-2, IL-4, IL-7, IL-9, IL-15, IL-21
α
β
γ
IMMUNE CELL
P
JAK1
JAK3
STAT
NUCLEUS

- Proof-of-relevance from recent positive Phase 2 data with systemic JAK3 inhibitor in alopecia areata, another T-cell mediated disease
- Localized JAK3 inhibition has the potential to avoid systemic immunosuppression (genetic JAK3 deficiency leads to severe immunodeficiency)

Theravance Biopharma
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Figure adapted from Jabri B and Sollid L. J Immunol 2017;198:3005-14.
CD, Crohn's disease; E-CTL, intraepithelial cytotoxic lymphocyte; IEL, intraepithelial lymphocyte; IFN, interferon; IL, interleukin; JAK, Janus kinase; STAT, signal transducer and activator of transcription; Th1, T helper 1 cells.

39

TD-5202 First-in-human overall results summary

TD-5202: generally well-tolerated (single dose ≤2000 mg, multiple doses ≤1000 mg BID) for 10 consecutive days in healthy subjects

- No serious or severe AEs were reported
- All treatment-emergent AEs in TD-5202-treated subjects were mild in severity

- No clinically significant changes from baseline in vital signs and ECG assessments
- No clinically significant changes in chemistry or hematology parameters
  - No changes in NK cell count

- Systemic exposures were dose proportional from 100 to 1000 mg BID
- Low steady-state systemic exposures: mean $C_{max,ss}$ ~11-fold below the protein-adjusted JAK IC_{50} at the highest tested dose (1000 mg BID), consistent with a gut-selective approach

AE, adverse event; BID, twice daily; $C_{max,ss}$, maximal steady-state concentration; ECG, electrocardiogram; IC_{50}, inhibitory concentration at which 50% of JAK signaling is blocked; JAK, Janus kinase; IC_{50}, NK, natural killer.

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40

Inhaled ALK5i Potential best - in - disease therapy for the treatment of idiopathic pulmonary fibrosis (IPF)

Idiopathic pulmonary fibrosis (IPF) remains a fatal chronic lung disease with limited treatment options

PATIENT POPULATION

140,000

US prevalence; currently orphan disease[1,2]

Profound dyspnea, unrelenting cough, impairment of activities of daily living

Mortality with IPF remains high

Lungs with IPF[3]



Fibrosis (scarring) in lungs
Damaged bronchioles and alveoli
Fibrosis between alveoli (greatly decreased gas exchange)
Detailed view with IPF

CURRENT TREATMENT LANDSCAPE

Limited treatment options

2 currently approved therapies, with modest efficacy and poor tolerability

STRATEGIC OPPORTUNITY

Inhaled ALK5i

Potential first-in-class inhaled ALK5 inhibitor anti-fibrotic agent for IPF
Despite treatment with the current SoC, IPF patients continue to experience disease progression and exacerbation

Theravance Biopharma
Medicines That Make a Difference

1. Raghu G, et al. Lancet Resp. 2014: 2(7):566-572; 2. Raghu G, et al. Eur Respir J. 2016: 48(1):179-186; 3. National Heart Lung and Blood Institute (NIH), Public Domain, https://commons.wikimedia.org/w/index.php?curid=29590103.
ALK5i, transforming growth factor β receptor I kinase inhibitor; Soc, Standard of Care.

42

Significant opportunity remains for effective IPF treatments ‣ Mortality with IPF remains high – <50% alive 3 years after diagnosis 1 1. King TE, et al. Am J Respir Crit Care Med 2001;164:1171 - 81. IPF, idiopathic pulmonary fibrosis. 43 1.0 0.8 0.6 0.4 0.2 0.0 0 5 10 15 Years Probability of Survival Male Female To arrest disease progression with improved tolerability Goal

TGFβ, transforming growth factor β. 44 S CARRING TISSUES Collagen deposition Stimuli Genetic susceptibility Repetitive injury AEC damage TGF β A LVEOLAR E PITHELIAL C ELLS (AEC) T YPE 2 T YPE 1 Normal M YOFIBROBLASTS Fibrogenesis, proliferation Targeting the TGFβ pathway A core signaling pathway that drives fibrosis

Selectively targeting the TGFβ pathway through ALK5 inhibition

Inhibiting a core signaling pathway that drives fibrosis regardless of activation mechanism


Activation:
Multiple αv integrins
Proteases
Thrombospondin
Free Radicals
Latent TGFβ
TGFR2
TGFR1 (ALK5)
P
P
ALK5i
ERK
PI3K
Smad2/3
p38
JNK
Rho
Fibroblast to Myofibroblast Transition (FMT)
Increased extracellular matrix
Increased αSMA
Increased migration
FIBROBLASTS
IPF progression
MYOFIBROBLASTS

Adapted from: Neuzillet C, et al. Oncotarget 2013;5:78–94.
αSMA, α-smooth muscle actin; ERK, extracellular signal-regulated kinase; IPF, idiopathic pulmonary fibrosis; JNK, c-Jun N-terminal kinase; PI3K, phosphatidylinositol-4,5-bisphosphate 3-kinase; Smad2/3, mothers against decapentaplegic homolog 2/3; TGFR (ALK5), transforming growth factor receptor.

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Medicines That Make a Difference
45

ALK5 inhibition directly interrupts FMT in IPF ALK5i, transforming growth factor β receptor I kinase inhibitor; α SMA, α - smooth muscle actin; FMT, fibroblast to myofibroblast transition. 46 Reference Standard ALK5i Log [M] % inhibition of α SMA - 9 - 8 - 7 - 6 - 5 0 50 100 150 FMT a SMA expressed a SMA reduced Negative control ALK5i treated

Current treatment options have no effect on FMT at clinically relevant concentrations 1. https://www.tga.gov.au/sites/default/files/auspar - nintedanib - esilate - 160208.pdf . 2. Ogura T, et al. Eur Respir J. 2015;45:1382 - 92. C max , maximal concentration; FMT, fibroblast to myofibroblast transition; IC 50 , half maximal inhibitory concentration. 47 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 Pirfenidone Nintedanib Log [M] Nintedanib IC 50 Pirfenidone IC 50 Clinical C max Unbound 1,2

Wound repair Bone healing Cardiovascular homeostasis Tumor suppression Endocrine function Lung selectivity avoids unwanted systemic side effects Modified from: Akhurst RJ, Hata A. Nat Rev Drug Discov 2012;11:790 - 811. ALK5i, TGFβ receptor I kinase inhibitor; TGFβ, transforming growth factor β. 48 Maintaining key systemic regulatory roles of TGFβ Inhaled ALK5i Minimizing systemic inhibition of a cytokine essential for homeostasis

Ocular JAKi Potential best - in - disease, pan - JAK inhibitor with long - acting ocular anti - inflammatory activity

Diabetic macular edema causes blindness in diabetics

PATIENT POPULATION

2.7 million US prevalence[1]

#1 cause of blindness in diabetes[2]

140% higher direct and indirect healthcare costs in patients with DME vs diabetics without ocular disease[3]

CURRENT TREATMENT LANDSCAPE

- 1st — **Anti-VEGF treatments** Most patients have suboptimal response
- 2nd — **Intraocular steroids** Side effects limit utility

Nonpharmacological treatments (e.g. laser coagulation) limited efficacy and significant adverse events

Normal vision | Vision with DME



STRATEGIC OPPORTUNITY

Ocular JAKi

Potential to offer an alternative treatment for DME patients who are not optimally responding to treatment with VEGFi

Theravance Biopharma
Medicines That Make a Difference

1. © 2016 DR/Decision Resources, LLC. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission.
2. Romero-Aroca, World J Diabetes 2011;2(6): 98-104. 3. Lee et al Curr Med Res Opin 2008;24:1549-59.
Images from Angiogenesis Foundation, www.scienceofdme.org.
DME, Diabetic macular edema; JAKi, Janus kinase inhibitor; VEGFi, vascular endothelial growth factor inhibitor.

50

Inflammation, not just VEGF, is a key driver of DME


Hyperglycemia
Retinal capillary damage
VEGF
Inflammatory cytokines
Disruption of blood-retinal barrier
Vascular leakage
DME

Current Pharmacological Treatments

Intraocular anti-VEGF agents

- One third do not respond to anti-VEGF while another third have a suboptimal response[1]
- Require frequent intravitreal injections

Intraocular steroids

- High frequency of formation of cataracts and glaucoma

Need for broad, sustained release, anti-inflammatory with a safer side-effect profile

Theravance Biopharma
Medicines That Make a Difference

1. Gonzalez VH, et al. Am J Ophthalmol 2016;172:72-79.
DME, diabetic macular edema; VEGF, vascular endothelial growth factor.

51

0.00 0.25 0.50 0.75 1.00 1.25 VEGF IL-6 IP-10 MCP-1 Unmet need for an anti - inflammatory drug: opportunity for eye - selective JAK inhibition Adapted from Sohn HJ, et. al. Am J Ophthalmol 2011; 152:686 - 694. IL - 6, interleukin - 6; IP - 10, interferon γ - induced protein 10; JAK, Janus kinase; MCP - 1, monocyte chemoattractant protein - 1; VEGF, vascular endothelial growth factor. 52 Effect of anti - VEGF Effect of Steroids 0.00 0.25 0.50 0.75 1.00 1.25 VEGF IL-6 IP-10 MCP-1 Untreated Treated Normalized Protein Level

Ocular pan-JAK inhibition has the potential to address key disease pathways in DME



IL-6
Interferons
JAK1
JAK2
JAK1
Tyk2
TD-Eye JAKi
MCP-1
IP-10

TD-EyeJAKi inhibits key DME inflammatory pathways:

- IL-6 and interferon signaling pathways in human primary cells
- IL-6 induced pSTAT3 and interferon-induced IP-10 in the back of the eye *in vivo*

DME, diabetic macular edema; IL-6, interleukin-6; IP-10, interferon γ-induced protein 10; JAK, Janus kinase; MCP-1, monocyte chemoattractant protein-1; pSTAT, phosphorylated signal transducer and activator of transcription; Tyk, tyrosine kinase; VEGF, vascular endothelial growth factor.

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53

0 1 2 3 0.000001 0.00001 0.0001 0.001 0.01 0.1 1 10 100 1000 Time (months) C o m p o u n d c o n c e n t r a t i o n ( g / m L o r g / g ) A pan - JAK inhibitor designed for eye selectivity with projected dosing interval of at least three months 54 JAK, Janus kinase. Single intravitreal injection of TD - Eye JAKi in Rabbits Vitreous humor (depot) Retina Plasma α STAT P STAT P STAT JAK β γ JAK N UCLEUS P STAT P STAT JAKi